                                                                      EXHIBIT 25

______________________________________________________________________________
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.   20549
                              ____________________

                                    FORM T-1

        STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

        CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ___________

                        ==============================

                             BANKERS TRUST COMPANY
              (Exact name of trustee as specified in its charter)

     NEW YORK                                           13-4941247
     (Jurisdiction of Incorporation                     (I.R.S. Employer
     if not a U.S. national bank)                       Identification n.)


     FOUR ALBANY STREET
     NEW YORK, NEW YORK                                 10006
     (Address of principal                              (Zip Code)
     executive offices)

                        ==============================

                       GOLDEN WEST FINANCIAL CORPORATION
              (Exact name of obligor as specified in the charter)


     DELAWARE                                           95-2080059
     (State or other jurisdiction of                    (I.R.S. employer
     Incorporation or organization)                     Identification no.)

     1901 HARRISON STREET
     OAKLAND, CALIFORNIA                                94612
     (Address of principal executive offices)           (Zip Code)


                        ==============================

                                  $300,000,000
                          SUBORDINATED DEBT SECURITIES


                      (Title of the indenture securities)
______________________________________________________________________________

Item   1. General Information.
          Furnish the following information as to the trustee.

          (a) Name and address of each examining or supervising authority to which it is subject.

          Name                                            Address
          ----                                            -------

          Federal Reserve Bank (2nd District)             New York, NY
          Federal Deposit Insurance Corporation           Washington, D.C.
          New York State Banking Department               Albany, NY

          (b)  Whether it is authorized to exercise corporate trust powers.

               Yes.

Item   2. Affiliations with Obligor.

          If the obligor is an affiliate of the Trustee, describe each such affiliation.

          None.

Item   3.-15.  Not Applicable

Item  16. List of Exhibits.

          Exhibit 1 -  Restated Organization Certificate of Bankers Trust
                       Company dated August 7, 1990 and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated March 28, 1994 - Incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 33-79862.

          Exhibit 2 -  Certificate of Authority to commence business -
                       Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

          Exhibit 3 -  Authorization of the Trustee to exercise corporate trust powers - Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

          Exhibit 4 -  Existing By-Laws of Bankers Trust Company, dated as amended on September 21, 1993. - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 33-52359.

          Exhibit 5 - Not applicable.

          Exhibit 6 - Consent of Bankers Trust Company required by Section
                      321(b) of the Act. - Incorporated herein by reference to
                      Exhibit 4 filed with Form T-1 Statement, Registration No. 22-18864.

          Exhibit 7 - A copy of the latest report of condition of Bankers
                      Trust Company dated as of March 31, 1995.

          Exhibit 8 - Not Applicable

          Exhibit 9 - Not Applicable

                                   SIGNATURE



     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 14th day of July, 1995.


                              BANKERS TRUST COMPANY



                              By: /s/ Lillian K. Rancic
                                 ------------------------------
                                    Lillian K. Rancic
                                    Assistant Treasurer

Legal Title of Bank:         Bankers Trust Company                                 Call Date:  3/31/95  ST-BK:  36-4840  FFIEC 031
Address:                     130 Liberty Street                                    Vendor ID:  D        CERT: 00623      Page RC-1
City, State ZIP:             New York, NY  10006                                                                         11
FDIC Certificate No.:        / 0 /  0 /  6 /  2 /  3


Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks March 31, 1995

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, reported the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                                              ----------------------

                                                                                                                  C400
                                                                                         -------------------------------------------

                                        Dollar Amounts in Thousands                        RCFD      Bil      Mil      Thou
- ------------------------------------------------------------------------------------------------------------------------------------

ASSETS                                                                                    / / / / / / / / / / / / / / / / / /
  1.    Cash and balances due from depository institutions (from Schedule RC-A):          / / / / / / / / / / / / / / / / / /
        a. Noninterest-bearing balances and currency and coin(1).................           0081                     1,690,000  1.a.

        b. Interest-bearing balances(2)..........................................           0071                     2,805,000  1.b.

  2.    Securities:                                                                       / / / / / / / / / / / / / / / / / /
        a. Held-to-maturity securities (from Schedule RC-B, column A)............           1754                             0  2.a.

        b. Available-for-sale securities (from Schedule RC-B, column D)..........           1773                     3,255,000  2.b.

  3.    Federal funds sold and securities purchased under agreements to resell in         / / / / / / / / / / / / / / / / / /
         domestic offices of the bank and of its Edge and Agreement subsidiaries,         / / / / / / / / / / / / / / / / / /
         and in IBFs:                                                                     / / / / / / / / / / / / / / / / / /
        a. Federal funds sold....................................................           0276                     4,331,000  3.a.

        b. Securities purchased under agreements to resell.......................           0277                       911,000  3.b.

  4.    Loans and lease financing receivables:                                            / / / / / / / / / / / / / / / / / /
        a. Loans and leases, net of unearned income                                       / / / / / / / / / / / / / / / / / /
            (from Schedule RC-C)............................RCFD 2122  21,354,000         / / / / / / / / / / / / / / / / / /   4.a.

        b. LESS:  Allowance for loan and lease losses.......RCFD 3123   1,196,000         / / / / / / / / / / / / / / / / / /   4.b.

        c. LESS:  Allocated transfer risk reserve ..........RCFD 3128           0         / / / / / / / / / / / / / / / / / /   4.c.

        d. Loans and leases, net of unearned income,
            allowance, and reserve (item 4.a minus 4.b and 4.c)..................           2125                   20,158,000   4.d.

  5.    Assets held in trading accounts..........................................           3545                   39,393,000   5.
  6.    Premises and fixed assets (including capitalized leases).................           2145                      890,000   6.
  7.    Other real estate owned (from Schedule RC-M).............................           2150                      258,000   7.
  8.    Investments in unconsolidated subsidiaries and associated companies
        (from Schedule RC-M).....................................................           2130                      233,000   8.
  9.    Customers' liability to this bank on acceptances outstanding.............           2155                      387,000   9.
 10.    Intangible assets (from Schedule RC-M)...................................           2143                       11,000  10.
 11.    Other assets (from Schedule RC-F)........................................           2160                    7,797,000  11.
 12.    Total assets (sum of items 1 through 11).................................           2170                   82,119,000  12.
                                                                                        -------------------------------------------

__________________________
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held in trading accounts.


Legal Title of Bank:         Bankers Trust Company                                 Call Date:  3/31/95  ST-BK:  36-4840  FFIEC 031
Address:                     130 Liberty Street                                    Vendor ID: D         CERT: 00623      Page RC-2
City, State ZIP:             New York, NY  10006                                                                         12
FDIC Certificate No.:        / 0 /  0 /  6 /  2 /  3

Schedule RC--Continued
                                                                         -----------------------------------------------
                                          Dollar Amounts in Thousands    / / / / / / / /      Bil Mil Thou
- ------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES                                                              / / / / / / / / / / / / / / / / / / / / / / / /
13.  Deposits:                                                           / / / / / / / / / / / / / / / / / / / / / / /
     a.  In domestic offices (sum of totals of columns A and C from
         Schedule RC-E, part I)                                                        RCON 2200               7,086,000    13.a.
                                                                                   / / / / / / / / / / / / / / / / / / /
            (1)  Noninterest-bearing(1) .......RCON 6631   2,504,000....           / / / / / / / / / / / / / / / / / / /    13.a.(1)

            (2)  Interest-bearing..............RCON 6636   4,582,000....           / / / / / / / / / / / / / / / / / / /    13.a.(2)

     b.  In foreign offices, Edge and Agreement subsidiaries, and        / / / / / / / / / / / / / / / / / / /
          IBFs (from Schedule RC-E part II)                              RCFN 2200               20,209,000            13.b.
            (1)  Noninterest-bearing...........RCFN 6631     641,000....           / / / / / / / / / / / / / / / / / / /    13.b.(1)

            (2)  Interest-bearing..............RCFN 6636  19,568,000....           / / / / / / / / / / / / / / / / / / /    13.b.(2)

14.  Federal funds purchased and securities sold under agreements to     / / / / / / / / / / / / / / / / / / /
      repurchase in domestic offices of the bank and of its Edge and               / / / / / / / / / / / / / / / / / / /
      Agreement subsidiaries, and in IBFs:                                         / / / / / / / / / / / / / / / / / / /
     a.  Federal funds purchased........................................               RCFD 0278               3,334,000    14.a.
     b.  Securities sold under agreements to repurchase................. RCFD 0279                  418,000            14.b.
15.  a.  Demand notes issued to the U.S. Treasury.......................               RCON 2840                       0    15.a.
     b.  Trading liabilities............................................               RCFD 3548              25,202,000    15.b.
16.  Other borrowed money:                                               / / / / / / / / / / / / / / / / / / /
     a.  With original maturity of one year or less..................... RCFD 2332                9,875,000            16.a.
     b.  With original maturity of more than one year................... RCFD 2333                2,307,000            16.b.
17.  Mortgage indebtedness and obligations under capitalized leases..... RCFD 2910                   36,000            17.
18.  Bank's liability on acceptances executed and outstanding...........               RCFD 2920                 387,000    18.
19.  Subordinated notes and debentures..................................               RCFD 3200               1,225,000    19.
20.  Other liabilities (from Schedule RC-G).............................               RCFD 2930               8,122,000    20.
21.  Total liabilities (sum of items 13 through 20)..................... RCFD 2948               78,201,000            21.
                                                                         / / / / / / / / / / / / / / / / / / /
22.  Limited-life preferred stock and related surplus...................               RCFD 3282                       0    22.
EQUITY CAPITAL                                                           / / / / / / / / / / / / / / / / / / /
23.  Perpetual preferred stock and related surplus......................               RCFD 3838                 250,000    23.
24.  Common stock.......................................................               RCFD 3230                 852,000    24.
25.  Surplus (exclude all surplus related to preferred stock)...........               RCFD 3839                 498,000    25.
26.  a.  Undivided profits and capital reserves.........................               RCFD 3632               2,681,000    26.a.
     b.  Net unrealized holding gains (losses) on available-for-sale     / / / / / / / / / / / / / / / / / / /
         securities.....................................................               RCFD 8434                  (3,000)   26.b.
27.  Cumulative foreign currency translation adjustments................ RCFD 3284                 (360,000)           27.
28.  Total equity capital (sum of items 23 through 27).................. RCFD 3210                3,918,000            28.
29.  Total liabilities, limited-life preferred stock, and equity capital / / / / / / / / / / / / / / / / / / /
      (sum of items 21, 22, and 28)..................................... RCFD 3300               82,119,000            29.
                                                                         -----------------------------------------------------------

Memorandum
To be  reported only with the March Report of Condition.
 1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed
     for the bank by independent external                      Number
                                                       --------------  ---------
     auditors as of any date during 1994.............. RCFD      2        M.1
                                                       -------------------------

1 =  Independent audit of the bank     4 =  Directors' examination of the bank
     conducted in accordance with           performed by other external auditors
     generally accepted auditing            (may be required by state chartering
     standards by a certified public        authority)
     accounting firm which submits a
     report on the bank

2 =  Independent audit of the bank's   5 =  Review of the bank's financial
     parent holding company                 statements by external auditors
     conducted in accordance with
     generally accepted auditing       6 =  Compilation of the bank's
     standards by a certified public        financial statements by external
     accounting firm which submits a        auditors
     report on the consolidated
     holding company (but not on the   7 =  Other audit procedures
     bank separately)                       (excluding tax preparation
                                            work)
3 =  Directors' examination of the     8 =  No external audit work
     bank conducted in accordance
     with generally accepted
     auditing standards by a
     certified public accounting firm
     (may be required by state
     chartering authority)
______________________
(1) Including total demand deposits and noninterest-bearing time and savings deposits.